UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2016

SHIRE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin 24, Republic of Ireland (Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 429 7700

(Former name or former address, if changed since last report)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 19, 2016, Shire plc (the “Company”) and Shire Acquisitions Investments Ireland DAC (“SAIIDAC”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed on Schedule II to the Underwriting Agreement (collectively, the “Underwriters”), in connection with the offer and sale of $12,100,000,000 aggregate principal amount of debt securities issued by SAIIDAC and fully and unconditionally guaranteed by Shire (the “Offering”), consisting of $3,300,000,000 aggregate principal amount of 1.900% Senior Notes due 2019, $3,300,000,000 aggregate principal amount of 2.400% Senior Notes due 2021, $2,500,000,000 aggregate principal amount of 2.875% Senior Notes due 2023 and $3,000,000,000 aggregate principal amount of 3.200% Senior Notes due 2026 (together, the “Notes”). The Offering is expected to be completed on September 23, 2016. The Underwriting Agreement includes the terms and conditions for the offering and sale of the debt securities, indemnification and contribution obligations, and other terms and conditions customary in agreements of this type.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-213502) (the “Registration Statement”). The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference into this Item 1.01 and into the Registration Statement.

Item 8.01 Other Events.

To the extent required, information disclosed in Item 1.01 is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description

1.1	Underwriting Agreement, dated September 19, 2016, among Shire plc, Shire Acquisitions Investments Ireland DAC, and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed on Schedule II thereto.

4.1	Form of Senior Note due 2019.

4.2	Form of Senior Note due 2021.

4.3	Form of Senior Note due 2023.

4.4	Form of Senior Note due 2026.

99.1	Press release of Shire plc, dated September 19, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shire plc

By:	/s/ W R Mordan

	Name:	Bill Mordan
	Title:	Company Secretary

Date: September 21, 2016

EXHIBIT INDEX

Number	Description

1.1	Underwriting Agreement, dated September 19, 2016, among Shire plc, Shire Acquisitions Investments Ireland DAC, and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed on Schedule II thereto.

4.1	Form of Senior Note due 2019.

4.2	Form of Senior Note due 2021.

4.3	Form of Senior Note due 2023.

4.4	Form of Senior Note due 2026.

99.1	Press release of Shire plc, dated September 19, 2016.